Exhibit 99.1
OpenText Announces Repricing and Amendment of Credit Facilities
Reduction of Interest Rate and Maturity Extension of Term Loan B Facility
Enhanced Financial Flexibility to execute on Total Growth Strategy

Waterloo, ON, May 30, 2018 - Open Text Corporation (NASDAQ: OTEX, TSX: OTEX), (“OpenText” or the “Company”) announced today that it has entered into an amendment and restatement (the “Amendment”) of its existing Term Loan B credit facility (the “Term Loan”).

The Amendment of the Term Loan increases its aggregate principal amount to US$1 billion (of which, US$234 million represents new money with such proceeds used to repay outstanding borrowings under OpenText’s committed Revolving credit facility (the “Revolver”), as described below), extends its maturity date by approximately four years to 2025, reduces the applicable interest rate margin thereunder by 25 basis points (to 1.75%, with respect to LIBOR advances), and amends certain other terms and conditions to provide OpenText with additional operating flexibility.

The transaction is leverage neutral, with secured and net leverage ratios unchanged, as the proceeds of the Term Loan were used (i) to refinance term loans existing immediately before the Amendment and (ii) to repay amounts outstanding under the Revolver. As a result of this transaction, together with the use of approximately US$45 million of the Company’s US$605 million in cash as of March 31, 2018, the Company has no amounts outstanding under its US$450 million committed Revolver as of the date of the transaction.

Concurrently with the Amendment of the Term Loan, OpenText also amended and restated its Revolver in order to increase operating flexibility by aligning its terms and conditions with those of the amended and restated Term Loan.

“We deeply appreciate the tremendous support of our existing and new lenders and the confidence that this commitment reflects in our business,” said OpenText Vice Chair, CEO and CTO, Mark J. Barrenechea. “This transaction reflects the Company’s strong performance and further enhances our financial flexibility as we continue to execute on our total growth strategy.”

OpenText’s EVP and Chief Financial Officer, Madhu Ranganathan, added, “I am tremendously pleased with the result of this transaction. Based on the financial performance of OpenText, we were able to take advantage of attractive market conditions to improve our debt maturity at optimal rates, drive meaningful annualized interest savings, and further strengthen our balance sheet.”

Additional information regarding the terms of the amendment and restatement of OpenText’s credit facilities can be found on the Company’s Form 8-K filed with the Securities and Exchange Commission today.

About OpenText
OpenText, The Information Company™, a market leader in Enterprise Information Management software and solutions, enabling companies to manage, leverage, secure and gain insight into their enterprise information, on premises or in the cloud. For more information about OpenText (NASDAQ/TSX: OTEX) visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the amendment and restatement to Open Text’s term loan and revolving Credit Facilities, leverage ratios, operational flexibility, interest savings, future growth, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market including expected growth in the Artificial Intelligence market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the Company's products and services in the EIM marketplace; (ix) downward pressure on our share price and dilutive effect of future sales or issuances of equity securities (including in connection with future acquisitions); (x) the Company's financial condition and capital requirements; and (xi) statements about the impact of product releases. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the potential for the incurrence of or assumption of debt in connection with acquisitions and the impact on the ratings or outlooks of rating agencies on the Company's outstanding debt securities; (iii) the possibility that the Company may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, or applicable Canadian securities regulation; (iv) the risks associated with bringing new products and services to market; (v) failure to comply with privacy laws and regulations that are extensive, open to various interpretations and complex to implement including General Data Protection Regulation (GDPR); (vi) fluctuations in currency exchange rates; (vii) delays in the purchasing decisions of the Company's customers; (viii) the competition the Company faces in its industry and/or marketplace; (ix) the final determination of litigation, tax audits (including tax examinations in the United States and elsewhere) and other legal proceedings; (x) potential exposure to greater than anticipated tax liabilities or expenses, including with respect to changes in Canadian, U.S. or international tax regimes including the new tax reform legislation enacted through the Tax Cuts and Jobs Act in the United States; (xi) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (xii) the continuous commitment of the Company's customers; and (xiii) demand for the Company's products and services. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
415-963-0825
investors@opentext.com

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